Exhibit 10.1

FIRST AMENDMENT TO ABL CREDIT AGREEMENT

FIRST AMENDMENT TO ABL CREDIT AGREEMENT, dated as of June 3, 2015 (this “First Amendment”), among Overseas Shipholding Group, Inc., a Delaware corporation (“Holdings”), OSG Bulk Ships, Inc., a New York corporation (the “Administrative Borrower”), each Co-Borrower party hereto, each Guarantor party hereto, the Lenders party hereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Holdings, the Borrowers, the other Loan Parties, the lenders party thereto from time to time (each, a “Lender” and, collectively, the “Lenders”), the Administrative Agent and the other parties thereto are parties to that certain ABL Credit Agreement, dated as of August 5, 2014 (as amended by this First Amendment and as may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Holdings, the Borrowers, the other Loan Parties and the Lenders party hereto desire to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

SECTION I. Amendments to the Credit Agreement. On the First Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as set forth in this Section I:

1.          Clause (c) of the defmition of “Change in Control” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the following text contained therein:

“(excluding, in the case of both preceding clauses (i) and (ii), any individual whose initial nomination for, or assumption of office as, a member of that Board of Directors occurs as a result of an actual (or threatened) solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board of Directors)”

2.          Section 5.01(a) of the Credit Agreement is hereby amended by deleting the text “As soon as available and in any event within” appearing therein and inserting the word “Within” in lieu thereof.

3.          Section 5.01(b) of the Credit Agreement is hereby amended by deleting the text “As soon as available and in any event within” appearing therein and inserting the word “Within” in lieu thereof.

4.          Section 5.01(c) of the Credit Agreement is hereby amended by deleting the text “As soon as available and in any event within” appearing therein and inserting the word “Within” in lieu thereof.

5.          Notwithstanding anything to the contrary set forth in Sections 5.01(d) and 5.01(e) of the Credit Agreement, the parties hereto acknowledge, confirm and agree that (a) from and after the First Amendment Effective Date, the Loan Parties shall not be required to provide to the Collateral Agent the reports or other information relating to their Receivables that are required to be delivered pursuant to such Sections unless and until requested by the Collateral Agent in its sole discretion or requested by the Collateral Agent at the direction of the Required Lenders, and (b) until such time that the reports and other information relating to the Borrowers’ Receivables that are required to be delivered pursuant to Sections 5.01(d) and 5.01(e) of the Credit Agreement has re-commenced, all Receivables shall be deemed ineligible under the Borrowing Base.

6.          Section 5.16(h) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

“(h) Each Restricted Party which enters into a Permitted Charter of a Collateral Vessel for an initial or extended period (in each case including extension options) in excess of 12 months shall cause to be included in such Permitted Charter or extension thereof a provision confirming the priority of any preferred ship mortgages covering such Collateral Vessel over the rights of the charterer under such Permitted Charter, and upon such Restricted Party’s request, the Mortgage Trustee shall enter into, with such charterer, a quiet enjoyment agreement substantially in the form of Exhibit P together with such additional terms reasonably requested by such charterer, subject to the Mortgage Trustee’s consent, such consent not to be unreasonably withheld or delayed.”

7.          The first sentence of Sections 6.05 of the Credit Agreement is hereby amended by deleting the text “(or agree to do any of the foregoing at any time)” appearing therein.

8.          The first sentence of Sections 6.06 of the Credit Agreement is hereby amended by deleting the text “or agree to effect any disposition of any property,” appearing therein.

9.          The first sentence of Sections 6.07 of the Credit Agreement is hereby amended by deleting the text “(or agree to do any of the foregoing at any time)” appearing therein.

SECTION II. Effectiveness. This First Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

1.          the Administrative Agent shall have received copies of signature pages to this First Amendment, duly executed and delivered (including by way of facsimile or other electronic transmission) by the Administrative Agent, the Loan Parties and the Required Lenders;

2.          (a) no Default shall have occurred and be continuing on the First Amendment Effective Date or would occur after giving effect to this First Amendment and (b) both immediately before and after giving effect to this First Amendment, each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other ABL Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date);

3.          the Borrower shall have paid to the Administrative Agent and its Affiliates, all costs, fees and expenses (including legal fees and expenses of Stradley Ronon Stevens & Young, LLP) owing in connection with this First Amendment and the other ABL Loan Documents to the extent invoiced (in the case of costs and expenses) at least one Business Day prior to the First Amendment Effective Date; and

4.          the Administrative Agent shall have received true and correct copies of the First Amendment to Term Loan Credit Agreement, duly executed and delivered (including by way of facsimile or other electronic transmission) by the Term Loan Administrative Agent, the lenders party thereto and the Loan Parties party thereto.

SECTION III. Miscellaneous Provisions.

1.          Except as expressly provided herein, (a) the Credit Agreement and the other ABL Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, and (b) this First Amendment shall not be deemed a waiver or modification of any other term or condition of any ABL Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any ABL Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

2.          This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.

3.          THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AND THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADING “GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS”, AS SET FORTH IN SECTION 11.09 OF THE CREDIT AGREEMENT, ARE INCORPORATED HEREIN BY THIS REFERENCE.

4.          From and after the date hereof, (a) all references in the Credit Agreement and each of the other ABL Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby, and (b) this First Amendment shall be deemed to constitute a “ABL Loan Document” for all purposes of the Credit Agreement.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

OVERSEAS SHIPHOLDING GROUP, INC.,
as Holdings and a Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: President and Chief Executive Officer

OSG BULKSHIPS, INC.,
as the Administrative Borrower and a Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Senior Vice President, Chief Financial Officer and Assistant Secretary

OSG 192 LLC
OSG 209 LLC
OSG 214 LLC
OSG 242 LLC
OSG 243 LLC
OSG 244 LLC
OSG 252 LLC
OSG 254 LLC
OSG COLUMBIA LLC
OSG COURAGEOUS LLC
OSG ENDURANCE LLC
OSG ENTERPRISE LLC
OSG HONOUR LLC
OSG INTREPID LLC
OSG NAVIGATOR LLC
OVERSEAS ST HOLDING LLC,
each, as Co-Borrower and as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Manager

[Signature Page to First Amendment to ABL Credit Agreement]

OSG INDEPENDENCE LLC
as Co-Borrower and as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Manager and Assistant Secretary

OSG AMERICA L.P.
By: OSG AMERICA LLC
Its: General Partner

OSG AMERICA LLC
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: President and Chief Executive Officer

MARITRANS OPERATING COMPANY L.P.
By: MARITRANS GENERAL PARTNER INC.
Its: General Partner

MARITRANS GENERAL PARTNER INC.
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: President

OSG SHIP MANAGEMENT, INC.,
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Senior Vice President

[Signature Page to First Amendment to ABL Credit Agreement]

MYKONOS TANKER LLC
OSG AMERICA OPERATING COMPANY LLC
OSG DELAWARE BAY LIGHTERING LLC
OSG MARITRANS PARENT LLC
OSG PRODUCT TANKERS AVTC, LLC
OVERSEAS ANACORTES LLC
OVERSEAS BOSTON LLC
OVERSEAS HOUSTON LLC
OVERSEAS LONG BEACH LLC
OVERSEAS LOS ANGELES LLC
OVERSEAS MARTINEZ LLC
OVERSEAS NEW YORK LLC
OVERSEAS NIKISKI LLC
OVERSEAS TAMPA LLC
OVERSEAS TEXAS CITY LLC
SANTORINI TANKER LLC,
each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Manager

[Signature Page to First Amendment to ABL Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Peri Steffe
Name:	Peri Steffe
Title:	V.P.

[Signature Page to First Amendment to ABL Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., EACH CO-BORROWER PARTY THERETO, EACH GUARANTOR PARTY THERETO, THE LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

JFIN BUSINESS CREDIT FUND I LLC,
As a Lender

By: Jefferies Finance LLC, as Collateral Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

[Signature Page to First Amendment to ABL Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., EACH CO-BORROWER PARTY THERETO, EACH GUARANTOR PARTY THERETO, THE LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Vice President

Signature Page to First Amendment to ABL Credit Agreement)

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., EACH CO-BORROWER PARTY THERETO, EACH GUARANTOR PARTY THERETO, THE LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Denise Bushee
Name:	Denise Bushee
Title:	Associate Director

[Signature Page to First Amendment to ABL Credit Agreement]